Debt and Interest Expense	12 Months Ended
Dec. 31, 2015
Debt Instruments [Abstract]
Debt and Interest Expense
12.  DEBT AND INTEREST EXPENSE

At December 31, 2015, the Partnership’s debt consisted of 5.375% Senior Notes due 2021 (the “2021 Notes”), 4.000% Senior Notes due 2022 (the “2022 Notes”), 2.600% Senior Notes due 2018 (the “2018 Notes”), 5.450% Senior Notes due 2044 (the “2044 Notes”), 3.950% Senior Notes due 2025 (the “2025 Notes”), and borrowings on the RCF.
The following table presents the Partnership’s outstanding debt as of December 31, 2015 and 2014:

	December 31, 2015			December 31, 2014
thousands	Principal	Carrying Value	Fair Value (1)	Principal	Carrying Value	Fair Value (1)
2021 Notes	$500,000	$496,285	$513,645	$500,000	$495,714	$549,530
2022 Notes	670,000	672,572	595,744	670,000	672,930	681,942
2018 Notes	350,000	350,348	339,293	350,000	350,474	352,162
2044 Notes	400,000	393,923	321,499	400,000	393,836	417,619
2025 Notes	500,000	494,229	422,285	—	—	—
RCF	300,000	300,000	300,000	510,000	510,000	510,000
Total long-term debt	$2,720,000	$2,707,357	$2,492,466	$2,430,000	$2,422,954	$2,511,253

(1)	Fair value is measured using the market approach and Level 2 inputs.

12.  DEBT AND INTEREST EXPENSE (CONTINUED)

Debt activity. The following table presents the debt activity of the Partnership for the years ended December 31, 2015 and 2014:

thousands	Carrying Value
Balance at December 31, 2013	$1,418,169
RCF borrowings	1,160,000
Issuance of 2044 Notes	400,000
Issuance of 2018 Notes	100,000
Repayments of RCF borrowings	(650,000)
Other	(5,215)
Balance at December 31, 2014	$2,422,954
RCF borrowings	400,000
Issuance of 2025 Notes	500,000
Repayments of RCF borrowings	(610,000)
Other	(5,597)
Balance at December 31, 2015	$2,707,357

Senior Notes. The 2025 Notes issued in June 2015 were offered at a price to the public of 98.789% of the face amount. Including the effects of the issuance and underwriting discounts, the effective interest rate of the 2025 Notes is 4.205%. Interest is paid semi-annually on June 1 and December 1 of each year. Proceeds (net of underwriting discount of $3.3 million, original issue discount and debt issuance costs) were used to repay a portion of the amount outstanding under the RCF.
The 2044 Notes issued in March 2014 were offered at a price to the public of 98.443% of the face amount. Including the effects of the issuance and underwriting discounts, the effective interest rate of the 2044 Notes is 5.633%. Interest is paid semi-annually on April 1 and October 1 of each year. Proceeds (net of underwriting discount of $3.5 million, original issue discount and debt issuance costs) were used to repay amounts then outstanding under the RCF and for general partnership purposes.
The 2018 Notes issued in March 2014 were offered at a price to the public of 100.857% of the face amount. Including the effects of the issuance premium for the March 2014 offering, the issuance discount for the August 2013 offering of 2018 Notes and underwriting discounts, the effective interest rate of the 2018 Notes is 2.743%. Interest is paid semi-annually on February 15 and August 15 of each year. Proceeds (net of underwriting discount of $0.6 million, original issue premium and debt issuance costs) were used to repay amounts then outstanding under the RCF and for general partnership purposes.
At December 31, 2015, the Partnership was in compliance with all covenants under the indentures governing its outstanding notes.

12.  DEBT AND INTEREST EXPENSE (CONTINUED)

Revolving credit facility. The $1.2 billion RCF, which is expandable to a maximum of $1.5 billion, matures in February 2019 and bears interest at London Interbank Offered Rate (“LIBOR”), plus applicable margins ranging from 0.975% to 1.45%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.5%, or (c) LIBOR plus 1%, in each case plus applicable margins currently ranging from zero to 0.45%, based upon the Partnership’s senior unsecured debt rating. The interest rate on the RCF was 1.73% and 1.47% at December 31, 2015 and 2014, respectively. The Partnership is required to pay a quarterly facility fee currently ranging from 0.15% to 0.30% of the commitment amount (whether used or unused), based upon the Partnership’s senior unsecured debt rating. The facility fee rate was 0.20% at December 31, 2015 and 2014.
As of December 31, 2015, the Partnership had $300.0 million of outstanding borrowings, $6.4 million in outstanding letters of credit and $893.6 million available for borrowing under the RCF. At December 31, 2015, the Partnership was in compliance with all covenants under the RCF.
The 2021 Notes, 2022 Notes, 2018 Notes, 2044 Notes, 2025 Notes and obligations under the RCF are recourse to the Partnership’s general partner. The Partnership’s general partner is indemnified by a wholly owned subsidiary of Anadarko, WGRI, against any claims made against the general partner under the 2022 Notes, 2021 Notes, and/or the RCF.
In connection with the acquisitions of the Non-Operated Marcellus Interest, the Anadarko-Operated Marcellus Interest and the TEFR Interests, the Partnership’s general partner and other wholly owned subsidiaries of Anadarko entered into indemnification agreements, whereby such subsidiaries agreed to indemnify the Partnership’s general partner for any recourse liability it may have for RCF borrowings, or other debt financing, attributable to the acquisitions of the Non-Operated Marcellus Interest, the Anadarko-Operated Marcellus Interest and the TEFR Interests. These indemnification agreements apply to the 2044 Notes, 2018 Notes and/or RCF borrowings outstanding related to the aforementioned acquisitions.
The Partnership’s general partner, the other indemnifying subsidiaries of Anadarko and WGRI also amended and restated the indemnity agreements between them to (i) conform language among all the indemnification agreements and (ii) reduce the amount for which WGRI would indemnify the Partnership’s general partner by an amount equal to any amounts payable to the Partnership’s general partner under the indemnification agreements related to the acquisitions of the Non-Operated Marcellus Interest, the Anadarko-Operated Marcellus Interest and the TEFR Interests.

Interest expense. The following table summarizes the amounts included in interest expense:

	Year Ended December 31,
thousands	2015	2014	2013
Third parties
Long-term debt	$102,058	$81,495	$59,293
Amortization of debt issuance costs and commitment fees	5,734	5,103	4,449
Capitalized interest	(8,318)	(9,832)	(11,945)
Total interest expense – third parties	99,474	76,766	51,797
Affiliates
Deferred purchase price obligation – Anadarko (1)	14,398	—	—
Total interest expense – affiliates	14,398	—	—
Interest expense	$113,872	$76,766	$51,797

(1)	See Note 2 for a discussion of the accretion and net present value of the Deferred purchase price obligation - Anadarko.